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Exhibit 99.2

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. THIS LETTER OF TRANSMITTAL IS FOR USE IN ACCEPTING THE OFFER BY BROOKFIELD PROPERTY PARTNERS L.P., BROOKFIELD PROPERTY SPLIT CORP. AND BROOKFIELD OFFICE PROPERTIES EXCHANGE LP TO PURCHASE ANY OR ALL OF THE OUTSTANDING COMMON SHARES OF BROOKFIELD OFFICE PROPERTIES INC.

LETTER OF TRANSMITTAL
AND ELECTION FORM

For Deposit of Common Shares
of
BROOKFIELD OFFICE PROPERTIES INC.
Pursuant to the Offer dated    •    , 2014 made by

BROOKFIELD PROPERTY PARTNERS L.P.	BROOKFIELD PROPERTY SPLIT CORP.	BROOKFIELD OFFICE PROPERTIES EXCHANGE LP

THE OFFER IS OPEN FOR ACCEPTANCE UNTIL 11:59 P.M. LOCAL TIME ON    •    , UNLESS THE OFFER IS EXTENDED (the "Expiry Time") OR WITHDRAWN BY THE OFFERORS.

USE THIS LETTER OF TRANSMITTAL IF:

1.
YOU WISH TO ACCEPT THE OFFER AND ARE DEPOSITING CERTIFICATE(S) REPRESENTING BPO COMMON SHARES;

2.
YOU ARE A U.S. SHAREHOLDER (as defined herein) AND WISH TO ACCEPT THE OFFER USING THE PROCEDURES FOR BOOK-ENTRY TRANSFER WITH DTC (as defined herein) AND DO NOT HAVE AN AGENT'S MESSAGE; OR

3.
YOU PREVIOUSLY DELIVERED A NOTICE OF GUARANTEED DELIVERY.

CANADIAN SHAREHOLDERS WHO ACCEPT THE OFFER THROUGH A BOOK-ENTRY TRANSFER WITH CDS WILL BE DEEMED TO HAVE COMPLETED AND SUBMITTED A LETTER OF TRANSMITTAL AND BE BOUND BY THE TERMS HEREOF.

         This Letter of Transmittal (or a manually executed facsimile hereof), properly completed and duly executed in accordance with the instructions set out herein, together with all other required documents, is to be used to deposit common shares ("BPO Common Shares") of Brookfield Office Properties Inc. ("BPO") under the offer dated    •    , 2014 (the "Offer") made by Brookfield Property Partners L.P. ("Brookfield Property Partners" or "BPY") and its indirect subsidiaries, Brookfield Property Split Corp. ("BOP Split") and Brookfield Office Properties Exchange LP ("Exchange LP" and, collectively with BPY and BOP Split, the "Offerors") to purchase, on the terms and subject to the conditions of the Offer, all of the issued and outstanding BPO Common Shares, including the BPO Common Shares that may become issued and outstanding after the date of the Offer and prior to the Expiry Time upon the exercise of options or any other rights to acquire BPO Common Shares, other than BPO Common Shares held by the Offerors.

         This Letter of Transmittal or a manually executed facsimile hereof, properly completed and duly executed in accordance with the instructions set out herein, together with all other required documents, must be received by CST Trust Company (the "Depositary") at the office specified on the back of this Letter of Transmittal, at or prior to the Expiry Time.

         Holders of BPO Common Shares ("Shareholders") can also accept the Offer by following the procedures for book-entry transfer set forth in Section 3 of the Offer and Circular dated    •    , 2014 (the "Offer and Circular"), "Manner of Acceptance — Acceptance by Book-Entry Transfer". A Shareholder accepting the Offer by following the procedures for book-entry transfer does not need to use this Letter of Transmittal unless such Shareholder is following the procedures for book-entry transfer with The Depositary Trust Company or its nominee, which at the date hereof is Cede & Co. ("DTC") and does not have an accompanying Agent's Message. The term "Agent's Message" refers to a message, transmitted by DTC to, and received by, the Depositary and forming part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgement from the participant in DTC depositing the BPO Common Shares which are the subject of such Book-Entry Confirmation, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal as if executed by such participant and that the Offerors may enforce such agreement against such participant.

         Shareholders who accept the Offer through a book-entry transfer will be deemed to have completed and submitted a Letter of Transmittal and be bound by the terms hereof. Accordingly, where BPO Common Shares are deposited by book-entry transfer without delivery of an executed Letter of Transmittal, unless the context otherwise requires, references herein to the "undersigned" are to the person on whose behalf that book-entry transfer is made (notwithstanding that such person has not executed a Letter of Transmittal).

         Shareholders who wish to accept the Offer but (a) whose certificate(s) representing their BPO Common Shares are not immediately available, (b) who cannot complete the procedure for book-entry transfer of their BPO Common Shares on a timely basis, or (c) whose certificate(s) and all other required documents cannot be delivered to the Depositary at or prior to the Expiry Time must deposit their BPO Common Shares according to the guaranteed delivery procedure set out in Section 3 of the Offer and Circular, "Manner of Acceptance — Procedure for Guaranteed Delivery" by using the accompanying Notice of Guaranteed Delivery (printed on GREEN paper) or a manually executed facsimile thereof. See Instruction 2 herein, "Procedure for Guaranteed Delivery".

         The terms and conditions of the Offer are incorporated by reference into this Letter of Transmittal. The Offer and Circular contains important information and Shareholders are urged to read the Offer and Circular in its entirety. Capitalized terms used but not defined in this Letter of Transmittal that are defined in the Offer and Circular have the respective meanings ascribed thereto in the Offer and Circular.

         The Exchange LP Units referenced in this Letter of Transmittal have not been and will not be registered under the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and may not be offered or sold in the United States or to U.S. persons.

         All references in this Letter of Transmittal to "$" mean U.S. dollars. References to "C$" mean Canadian dollars.

         The Depositary, CST Phoenix Advisors, a division of CST Trust Company, as information agent (the "Information Agent") (the addresses and telephone numbers of which are located on the back page of this Letter of Transmittal) or your broker or other financial advisor can assist you in completing this Letter of Transmittal. Shareholders whose BPO Common Shares are registered in the name of an investment advisor, stockbroker, bank, trust company or other nominee should immediately contact such nominee for assistance if they wish to accept the Offer in order to take the necessary steps to be able to deposit their BPO Common Shares under the Offer.

         YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW. DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ON THE BACK PAGE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

         IF YOU ARE A U.S. SHAREHOLDER (as defined in Block D below), YOU MUST ALSO COMPLETE THE ENCLOSED INTERNAL REVENUE SERVICE ("IRS") FORM W-9 OR IRS FORM W-8, WHICHEVER IS APPLICABLE (SEE INSTRUCTION 8, "IMPORTANT TAX INFORMATION FOR U.S. SHAREHOLDERS").

Please read carefully the Instructions set forth below before completing this Letter of Transmittal.

TO:	BROOKFIELD PROPERTY PARTNERS L.P., BROOKFIELD PROPERTY SPLIT CORP. AND BROOKFIELD OFFICE PROPERTIES EXCHANGE LP
AND TO:	CST TRUST COMPANY, as Depositary

        Upon the terms (including the right of withdrawal) and subject to the conditions of the Offer and in this Letter of Transmittal, the undersigned hereby irrevocably accepts the Offer and deposits under the Offer the Deposited BPO Common Shares and, effective immediately following the time when the Offerors take up BPO Common Shares under the Offer (the "Effective Time"), irrevocably sells, assigns and transfers to the Offerors all of the right, title and interest of the undersigned in and to the Deposited BPO Common Shares. The term "Deposited BPO Common Shares" refers to the BPO Common Shares identified below as being deposited under the Offer and all other rights and benefits arising from such BPO Common Shares including, without limitation, any and all Distributions, and the term "Distributions" refers to any and all dividends, distributions, payments, securities, property or other interests that may be declared, paid, accrued, issued, distributed, made or transferred on or in respect of such BPO Common Shares or any of them on and after the date of the Offer, including, without limitation, any dividends, distributions or payments on such dividends, distributions, payments, securities, property or other interests.

Box 1

DESCRIPTION OF BPO COMMON SHARES DEPOSITED UNDER THE OFFER (Please print or type. If space is insufficient, please attach a list to this Letter of Transmittal in the form below.)

Certificate Number(s)/DRS (if available)*	Name(s) in Which Certificate(s) is (are) Registered (please print and fill in exactly as name(s) appear(s) on certificate(s))	Number of BPO Common Shares Represented by Certificate(s)	Number of BPO Common Shares Deposited*

TOTAL:

*
If you desire to deposit fewer than all BPO Common Shares evidenced by any certificate(s) listed above, please indicate in this column the number of BPO Common Shares you wish to deposit. Unless otherwise indicated, the total number of BPO Common Shares evidenced by all certificates delivered will be deemed to have been deposited. See Instruction 7 of this Letter of Transmittal, "Partial Deposits".

Box 2 FOR BPO COMMON SHARES HELD UNDER THE BPO DIVIDEND REINVESTMENT PLAN

☐	I also deposit all whole BPO Common Shares held in the BPO dividend reinvestment plan (the "BPO DRIP"), and authorize the Depositary to: (i) terminate my participation in the BPO DRIP, (ii) as applicable, issue a certificate for whole BPO Common Shares to be held by the Depositary pending the take-up of BPO Common Shares under the Offer, (iii) send me the consideration for such BPO Common Shares (see below) and (iv) send me a cheque for any fractional BPO Common Shares under the BPO DRIP.

Shareholders who tender their BPO Common Shares held in the BPO DRIP to the Offer will be deemed to have elected to receive consideration in respect of such BPO Common Shares in the same manner and proportion as they elect to receive in respect of their Deposited BPO Common Shares that are not held in the BPO DRIP in Box 3 below.

Box 3 ELECTION FOR CASH, UNITS OR A COMBINATION THEREOF

Under the Offer, the undersigned hereby elects to receive one of the following forms of consideration for the Deposited BPO Common Shares represented by the certificate(s) listed in Box 1 above. Shareholders may elect to receive the cash alternative (the "Cash Alternative") (Choice A), the unit alternative (the "Unit Alternative") (Choice B) OR a combination of the Cash Alternative and the Unit Alternative (the "Combination Alternative") (Choice C) for their Deposited BPO Common Shares.

Shareholders electing to receive the Combination Alternative must complete the information required under each of Choice A, Choice B and Choice C below. Shareholders electing to receive either the Cash Alternative or the Unit Alternative for all of their Deposited BPO Common Shares must complete the information required under only Choice A or Choice B below, as the case may be, and must not complete the information required under Choice C below.
CHOICE A — THE CASH ALTERNATIVE
☐ United States Dollars
Shareholders who check this box will receive $20.34 in cash for each BPO Common Share deposited under this Choice A (subject to pro ration).
☐ Canadian Dollars

Shareholders who check this box will receive the C$ equivalent of $20.34 in cash for each BPO Common Share deposited under this Choice A (subject to pro ration), based on the exchange rate available to the Depositary at its typical banking institution on the date such funds are converted (which may be the Expiry Date or any later date and may be a date other than the date the certificate(s) representing the BPO Common Shares being exchanged are received by the Depositary or the date of issue of payment therefor).

Unless the Canadian dollars box above is checked, the cash payment for the BPO Common Shares being exchanged will be made in U.S. dollars. Shareholders electing to receive payment of the cash to which they are entitled under the Offer in Canadian dollars will be deemed to have acknowledged and agreed that any change to the currency exchange rates of the United States or Canada between the date this Letter of Transmittal is submitted and the date on which the funds are converted by the Depositary will be at the sole risk of the Shareholder.

Canadian Shareholders electing the Cash Alternative should also check one of the boxes below indicating whether they would prefer to receive limited partnership units of Brookfield Property Partners ("BPY Units") or exchangeable limited partnership units of Exchange LP ("Exchange LP Units", and collectively with BPY Units, "Offered Units") in the event of pro ration.
☐ BPY Units Upon Pro Ration

Canadian Shareholders electing the Cash Alternative who check this box will receive BPY Units payable for the balance of each Deposited BPO Common Share in the event of pro ration, on the basis of one BPY Unit per BPO Common Share.
☐ Exchange LP Units Upon Pro Ration (Available ONLY to Canadian Shareholders)

Canadian Shareholders electing the Cash Alternative who check this box will receive Exchange LP Units payable for the balance of each Deposited BPO Common Share in the event of pro ration, on the basis of one Exchange LP Unit per BPO Common Share.
Shareholders electing the Cash Alternative who are not Canadian Shareholders will receive BPY Units in the event of pro ration.

Canadian Shareholders electing the Cash Alternative who do not make an election of which Offered Units to receive in the event of pro ration will be deemed to have elected to receive BPY Units in the event of pro ration.

Canadian Shareholders are cautioned that Exchange LP Units will not be a "qualified investment" for Registered Plans. Canadian Shareholders who tender their BPO Common Shares held in a Registered Plan should not elect to receive Exchange LP Units.

CHOICE B — THE UNIT ALTERNATIVE
☐ BPY Units
Shareholders who check this box will receive one BPY Unit for each Deposited BPO Common Share under this Choice B (subject to pro ration).
☐ Exchange LP Units (Available ONLY to Canadian Shareholders)
Canadian Shareholders who check this box will receive one Exchange LP Unit for each Deposited BPO Common Share under this Choice B (subject to pro ration).

Canadian Shareholders are cautioned that Exchange LP Units will not be a "qualified investment" for Registered Plans. Canadian Shareholders who tender their BPO Common Shares held in a Registered Plan should not elect to receive Exchange LP Units.

Shareholders electing the Unit Alternative should also check one of the boxes below indicating whether they would prefer to receive cash in United States dollars or Canadian dollars in the event of pro ration.
☐ United States Dollars Upon Pro Ration
☐ Canadian Dollars Upon Pro Ration

Shareholders electing to receive payment of the cash to which they are entitled under the Offer upon pro ration in Canadian dollars will be deemed to have acknowledged and agreed that any change to the currency exchange rates of the United States or Canada between the date this Letter of Transmittal is submitted and the date on which the funds are converted by the Depositary will be at the sole risk of the Shareholder.
CHOICE C — THE COMBINATION ALTERNATIVE
Cash Alternative in respect of of the total number of Deposited BPO Common Shares
Unit Alternative in respect of of the total number of Deposited BPO Common Shares

Shareholders electing the Combination Alternative under this Choice C will receive the cash payable under the Cash Alternative (as elected under Choice A above) in respect of the number of Deposited BPO Common Shares indicated in the appropriate space above, and will receive the number of Offered Units issuable under the Unit Alternative (as elected under Choice B above) in respect of the number of Deposited BPO Common Shares indicated in the appropriate space above, in each case subject to pro ration.

Shareholders electing the Combination Alternative under this Choice C must also complete the information required under both Choice A and Choice B above in order to indicate their preferences with respect to the consideration to be received under the Cash Alternative and the Unit Alternative.

Any Shareholder who does not properly elect the Cash Alternative, the Unit Alternative or the Combination Alternative in this Letter of Transmittal and the Notice of Guaranteed Delivery, if applicable, with respect to any BPO Common Shares deposited by such Shareholder pursuant to the Offer will be deemed to have elected the Unit Alternative in respect of all BPO Common Shares deposited by such Shareholder pursuant to the Offer. Canadian Shareholders who are deemed to have elected the Unit Alternative by improperly electing the Cash Alternative, the Unit Alternative or the Combination Alternative in this Letter of Transmittal and the Notice of Guaranteed Delivery, if applicable, with respect to any BPO Common Shares deposited by such Shareholder pursuant to the Offer will be deemed to have elected to receive BPY Units instead of Exchange LP Units. Assuming that all Shareholders tender to either the Cash Alternative or the Unit Alternative, each Shareholder would be entitled to receive $6.71 in cash and 0.67 of an Offered Unit for each Common Share tendered (based on 527,290,471 BPO Common Shares issued and outstanding on a fully diluted basis), subject to adjustment for fractional Offered Units.

No fractional Offered Units will be issued pursuant to the Offer. Where a Shareholder is to receive Offered Units as consideration under the Offer and the aggregate number of Offered Units to be issued to such Shareholder would result in a fraction of an Offered Unit being issuable, the number of Offered Units to be received by such Shareholder will be rounded down to the nearest whole Offered Unit. Where a Shareholder is to receive cash as consideration under the Offer and the aggregate amount of cash to be paid to such Shareholder would result in a fraction of a cent being paid, the amount of cash to be received by such Shareholder will be rounded down to the nearest whole cent.

If a Shareholder delivers a Notice of Guaranteed Delivery in respect of BPO Common Shares deposited with this Letter of Transmittal, the election (or deemed election) made in that Notice of Guaranteed Delivery as to the consideration to be received shall supersede any election made in this Letter of Transmittal. See Instruction 2, "Procedure for Guaranteed Delivery".
Joint Tax Election

A Canadian Shareholder who receives Exchange LP Units only or a combination of Exchange LP Units and cash as consideration for such Canadian Shareholder's Deposited BPO Common Shares, may obtain a full or partial tax deferral in respect of the disposition of BPO Common Shares as a consequence of filing with the CRA (and, where applicable, with a provincial tax authority) a joint election made by the Canadian Shareholder and BOP Exchange GP ULC ("GP ULC"), the general partner of Exchange LP (the "Joint Tax Election") under subsection 97(2) of the Tax Act (and the corresponding provisions of any applicable provincial tax legislation). A Joint Tax Election is made jointly by the Canadian Shareholder and GP ULC on behalf of all of the members of Exchange LP.

The Joint Tax Election can only be made by a beneficial owner of BPO Common Shares who is a Canadian Shareholder, and who receives Exchange LP Units only or a combination of Exchange LP Units and cash as consideration for such Canadian Shareholder's Deposited BPO Common Shares. No Joint Tax Election will be made with any other persons. With the exception of execution of the election by GP ULC, compliance with the requirements for a valid election will be the sole responsibility of the Canadian Shareholder making such election.

To make a Joint Tax Election, a Canadian Shareholder must provide the relevant information to GP ULC through a website, http://www.brookfieldpropertypartners.com/bpotaxelection, that will be made available for this purpose, including: (i) the required information concerning the Canadian Shareholder; (ii) the details of the number of BPO Common Shares transferred in respect of which the Canadian Shareholder is making a Joint Tax Election; and (iii) the applicable Elected Amounts for such BPO Common Shares. The relevant information must be submitted to GP ULC through the website on or before the day that is 85 days following the date on which the exchange occurs (the "Election Deadline"). GP ULC may not make a Joint Tax Election with Canadian Shareholders who do not provide the relevant information through the website on or before the Election Deadline.

After receipt of all of the relevant information through the website, and provided that the information provided complies with the rules under the Tax Act described above, GP ULC will deliver an executed copy of the Joint Tax Election containing the relevant information to the Canadian Shareholder. The Canadian Shareholder will be solely responsible for executing its portion of the Joint Tax Election and submitting it to the CRA (and, where applicable, with any provincial tax authority) within the required time. In order to avoid late filing penalties, the Joint Tax Election is required to be filed with the CRA (and, where applicable, with any provincial tax authority) on or before the earliest of the days on or before which any member of Exchange LP is required to file a Canadian federal income tax return for the member's taxation year in which the exchange to which the election relates occurs. This could be as early as 90 days after the date of exchange if any member of Exchange LP is a testamentary trust having a taxation year ending on such date. Accordingly, Canadian Shareholders wishing to make a Joint Tax Election should consult their own tax advisors without delay and should provide the relevant information to GP ULC through the website as described above as soon as possible.

Canadian Shareholders should carefully read Section 25 of the Offer and Circular, "Certain Canadian Federal Income Tax Considerations", and consult with their own advisors as to whether they should make a Joint Tax Election and (if so) the procedure for doing so. It is the Canadian Shareholder's responsibility to take the steps required to make a valid Joint Tax Election.

Box 4 CANADIAN RESIDENCY STATUS

By execution of this Letter of Transmittal, the undersigned hereby represents and warrants that, for the purposes of the Tax Act, the undersigned is an individual, trust or corporation which is (please check appropriate box):
☐ not a non-resident
— OR —
☐ a non-resident
indicate country of residence:

Note: A Shareholder that is a partnership that has any non-resident partner(s) (either directly or indirectly through one or more other partnerships) should represent and warrant above that, for the purposes of the Tax Act, it is a "non-resident".

        IN CONSIDERATION OF THE OFFER AND FOR VALUE RECEIVED, upon the terms and subject to the conditions set forth in the Offer and in this Letter of Transmittal, subject only to the withdrawal rights set out in the Offer, the undersigned irrevocably accepts the Offer for and in respect of the Deposited BPO Common Shares and delivers to the Offerors the enclosed BPO Common Share certificate(s), if applicable, representing the Deposited BPO Common Shares and, on and subject to the terms and conditions of the Offer, deposits, sells, assigns and transfers to the Offerors all right, title and interest in and to the Deposited BPO Common Shares, and in and to all rights and benefits arising from the Deposited BPO Common Shares and any and all Distributions.

        The undersigned hereby acknowledges receipt of the Offer and Circular and acknowledges that there will be a binding agreement between the undersigned and the Offerors, effective immediately following the time at which the Offerors take up the BPO Common Shares deposited by the undersigned, in accordance with the terms and subject to the conditions of the Offer. The undersigned represents and warrants that:

  (a)
  the undersigned has full power and authority to deposit, sell, assign and transfer the Deposited BPO Common Shares and all rights and benefits arising from such Deposited BPO Common Shares, including, without limitation, any Distributions, to the Offerors;

  (b)
  the undersigned owns the Deposited BPO Common Shares and any Distributions deposited under the Offer;

  (c)
  the Deposited BPO Common Shares and Distributions have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any of the Deposited BPO Common Shares or Distributions (or interests therein), to any other person;

  (d)
  such Shareholder depositing the BPO Common Shares (and any Distributions), or on whose behalf such BPO Common Shares (and any Distributions) are being deposited, has good title to, and is the beneficial owner of, the BPO Common Shares (and any Distributions) being deposited within the meaning of applicable Laws (as defined in the Offer and Circular);

  (e)
  the deposit of the Deposited BPO Common Shares and Distributions complies with applicable Laws; and

  (f)
  when the Deposited BPO Common Shares and Distributions are taken up and paid for by the Offerors, the Offerors will acquire good title thereto (and to any Distribution), free and clear of all security interests, liens, restrictions, charges, encumbrances, claims, adverse interests, equities and rights of other persons.

        If, on or after the date of the Offer, BPO should divide, combine, reclassify, consolidate, convert or otherwise change any of the BPO Common Shares or its capitalization, issue any BPO Common Shares, or issue, grant or sell any securities convertible into BPO Common Shares, or disclose that it has taken or intends to take any such action, then the Offerors may, in their discretion and without prejudice to its rights under Section 4 of the Offer and Circular, "Conditions of the Offer", make such adjustments as they consider appropriate to the purchase price and other terms of the Offer (including, without limitation, the type of securities offered to be purchased and the amount payable therefor) to reflect such division, combination, reclassification, consolidation, conversion, issuance, grant, sale or other change.

        BPO Common Shares and any Distributions acquired under the Offer shall be transferred by the Shareholder and acquired by the Offerors free and clear of all liens, restrictions, charges, encumbrances, claims and equities and together with all rights and benefits arising therefrom, including, without limitation, the right to any and all dividends, distributions, payments, securities, property, rights, assets or other interests which may be accrued, declared, paid, issued, distributed, made or transferred on or after the date of the Offer on or in respect of the BPO Common Shares, whether or not separated from the BPO Common Shares.

        If, on or after the date of the Offer, BPO should declare, set aside or pay any Distribution on or declare, allot, reserve or issue any securities, rights or other interests with respect to any BPO Common Share, which is or are payable or distributable to Shareholders on a record date prior to the date of transfer into the name of the Offerors or their nominee or transferee on the securities register maintained by or on behalf of BPO in respect of BPO Common Shares accepted for purchase under the Offer, then (and without prejudice to their rights under Section 4 of the Offer and Circular, "Conditions of the Offer"): (a) in the case of cash Distributions, the amount of such Distributions will be received and held by the depositing Shareholder for the account of the Offerors until the Offerors pay for such BPO Common Shares, and to the extent that such Distributions do not exceed the Offered Consideration payable by the Offerors pursuant to the Offer, the Offered Consideration payable by the Offerors pursuant to the Offer will be reduced by the amount of any such Distribution, and (b) in the case of any such cash Distribution that exceeds the Offered Consideration payable by the Offerors pursuant to the Offer, or in the case of any non-cash Distribution, the whole of any such Distribution will be received and held by the depositing Shareholder for the account of the Offerors and shall be required to be promptly remitted and transferred by the depositing Shareholder to the Depositary for the account of the Offerors accompanied by appropriate documentation of transfer. Pending such remittance, the Offerors will be entitled to all rights and privileges as owner of any such Distribution and may withhold the entire purchase price payable by the Offerors pursuant to the Offer or deduct from the purchase price payable by the Offerors pursuant to the Offer the amount or value thereof, as determined by the Offerors in their sole discretion.

        The undersigned irrevocably constitutes and appoints, effective at and after the Effective Time, each director and officer of Brookfield Property Partners Limited (the general partner of Brookfield Property Partners) and any other person designated by the Offerors in writing as the true and lawful agent, attorney, attorney-in-fact and proxy of the holder of the Deposited BPO Common Shares (which Deposited BPO Common Shares upon being taken up are, together with any Distributions thereon, hereinafter referred to as the "Purchased Securities") with respect to such Purchased Securities, with full power of substitution (such powers of attorney, being coupled with an interest, being irrevocable), in the name of and on behalf of such Shareholder:

  (a)
  to register or record the transfer and/or cancellation of such Purchased Securities to the extent consisting of securities on the appropriate securities registers maintained by or on behalf of BPO;

  (b)
  for so long as any such Purchased Securities are registered or recorded in the name of such Shareholder, to exercise any and all rights of such Shareholder, including, without limitation, the right to vote, to execute and deliver (provided the same is not contrary to applicable Laws), as and when requested by the Offerors, any and all instruments of proxy, authorizations, resolutions or consents in form and on terms satisfactory to the Offerors in respect of any or all Purchased Securities, to revoke any such instruments, authorizations, resolutions or consents given prior to or after the Effective Time, and to designate in any such instruments, authorizations, resolutions or consents any person or persons as the proxyholder of such Shareholder in respect of such Purchased Securities for all purposes, including, without limitation, in connection with any meeting or meetings (whether annual, special or otherwise, or any adjournments or postponements thereof, including, without limitation, any meeting to consider a Subsequent Acquisition Transaction) of holders of relevant securities of BPO;

  (c)
  to execute, endorse and negotiate, for and in the name of and on behalf of such Shareholder, any and all cheques or other instruments representing any Distributions payable to or to the order of, or endorsed in favour of, such Shareholder;

  (d)
  to exercise any other rights of a Shareholder with respect to such Purchased Securities; and

  (e)
  to execute all such further and other documents, transfers or other assurances as may be necessary or desirable in the sole judgment of the Offerors to effectively convey such Purchased Securities to the Offerors.

        The undersigned revokes any and all other authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, previously conferred or agreed to be conferred by the Shareholder at any time with respect to the Purchased Securities. The undersigned agrees that no subsequent authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise will be granted with respect to the Deposited BPO Common Shares or any Distributions by or on behalf of the depositing Shareholder unless the Deposited BPO Common Shares are not taken up and paid for under the Offer or are withdrawn in accordance with Section 8 of the Offer and Circular, "Right to Withdraw Deposited BPO Common Shares".

        In addition, if the undersigned is a Canadian Shareholder who has elected to receive Exchange LP Units under the Cash Alternative, the Unit Alternative or the Combination Alternative, the undersigned irrevocably constitutes and appoints, effective at and after the Effective Time, GP ULC and its officers, and any other person designated by GP ULC in writing as the true and lawful agent, attorney, attorney-in-fact and proxy of such Canadian Shareholder, with full power of substitution (such powers of attorney, being coupled with an interest, being irrevocable) to make a Joint Tax Election on behalf of such Canadian Shareholder.

        The undersigned agrees not to vote any of the Purchased Securities taken up and paid for under the Offer at any meeting (whether annual, special or otherwise or any adjournments or postponements thereof, including, without limitation, any meeting to consider a Subsequent Acquisition Transaction) of holders of relevant securities of BPO and, except as may otherwise be agreed with the Offerors, not to exercise any of the other rights or privileges attached to the Purchased Securities. The undersigned agrees to execute and deliver to the Offerors any and all instruments of proxy, authorizations or consents, in form and on terms satisfactory to the Offerors, in respect of all or any of the Purchased Securities, and agrees to designate or appoint in any such instruments of proxy, authorizations or consents, the person or persons specified by the Offerors as the proxy or the proxy nominee or nominees of the holder of the Purchased Securities. Upon such appointment, all prior proxies and other authorizations (including, without limitation, all appointments of any agent, attorney or attorney-in-fact) or consents given by the holder of such Purchased Securities with respect thereto shall be revoked and no subsequent proxies or other authorizations or consents may be given by such person with respect thereto.

        The undersigned covenants and agrees to execute, upon request of the Offerors, any additional documents, transfers and other assurances as may be necessary or desirable to complete the sale, assignment and transfer of the Purchased Securities to the Offerors. Each authority conferred or agreed to be conferred by the undersigned in this Letter of Transmittal is, to the extent permitted by applicable Laws, irrevocable and may be exercised during any subsequent legal incapacity of the undersigned and shall, to the extent permitted by applicable Laws, survive the death or incapacity, bankruptcy or insolvency of the undersigned and all obligations of the undersigned in this Letter of Transmittal shall be binding upon the heirs, executors, administrators, attorneys, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer and Circular, the deposit of BPO Common Shares pursuant to this Letter of Transmittal is irrevocable.

        The authority herein conferred, coupled with an interest, is not intended to be a continuing power of attorney within the meaning of and governed by the Substitute Decisions Act (Ontario), or any similar power of attorney under equivalent legislation in any of the provinces or territories of Canada (a "CPOA"). The execution of this Letter of Transmittal shall not terminate any such CPOA granted by the undersigned previously and shall not be terminated by the execution by the undersigned in the future of the CPOA, and the undersigned hereby agrees not to take any action in the future which results in the termination of the authority herein conferred.

        The Depositary will act as the agent of persons who have deposited BPO Common Shares in acceptance of the Offer for the purposes of receiving payment from the Offerors and transmitting such payment to such persons, and receipt of payment by the Depositary will be deemed to constitute receipt of payment by persons depositing BPO Common Shares under the Offer.

        All cash amounts payable under the Offer will be paid in U.S. dollars. However, Shareholders can also elect to receive payment of the cash to which they are entitled under the Offer in Canadian dollars by checking the box set out above in Box 3, Choice A or Box 3, Choice B of this Letter of Transmittal, as the case may be, in which case each such Shareholder will have acknowledged and agreed that the exchange rate for one U.S. dollar expressed in Canadian dollars will be based on the exchange rate available to the Depositary at its typical banking institution on the date the funds are converted. A Shareholder electing to receive payment of the cash to which it is entitled under the Offer in Canadian dollars will have further acknowledged and agreed that any change to the currency exchange rates of the United States or Canada will be at the sole risk of such Shareholder. The Depositary may receive a fee from its banking institution for referring foreign exchange transactions to it.

        Settlement with each Shareholder who has deposited (and not properly withdrawn) BPO Common Shares under the Offer will be made by the Depositary issuing or causing to be issued a cheque payable in funds of the currency elected herein and/or delivering or causing to be delivered certificates or by effecting direct unit registration (if applicable) representing Offered Units in the amount to which the person depositing BPO Common Shares is entitled. Unless otherwise directed by this Letter of Transmittal, the cheque or certificates will be issued in the name and direct registration of the registered holder of the BPO Common Shares so deposited. Unless the person depositing the BPO Common Shares instructs the Depositary to hold the cheque or certificates for pick-up by checking the appropriate box in this Letter of Transmittal, the cheque or certificates will be forwarded by first class mail to such person at the address specified in this Letter of Transmittal. If no such address is specified, the cheque or certificates will be sent to the address of the registered holder as shown on the securities register maintained by or on behalf of BPO. Cheques or certificates mailed in accordance with this paragraph will be deemed to be delivered at the time of mailing. Pursuant to applicable Laws, the Offerors may, in certain circumstances, be required to make withholdings from the amount otherwise payable to a Shareholder. The undersigned acknowledges that the Offerors have no obligation pursuant to the instructions given below to transfer any Deposited BPO Common Shares from the name of the registered holder thereof if the Offerors do not purchase any of the Deposited BPO Common Shares.

        Pursuant to rules of the Canadian Payments Association, a C$25 million ceiling has been established on cheques, bank drafts and other paper-based payments processed through Canada's clearing system. As a result, any payment to the undersigned in excess of C$25 million will be effected by the Depositary by wire transfer in accordance with the Large Value Transfer System Rules established by the Canadian Payments Association. Accordingly, settlement with the undersigned involving a payment in excess of C$25 million will be made only in accordance with wire transfer instructions provided by the undersigned to the Depositary in writing. In the event wire transfer instructions are required as set out above, the Depositary will contact the undersigned promptly following the Expiry Time for purposes of obtaining wire transfer instructions. Any delay in payment by the Depositary resulting from the provision by the undersigned of wire transfer instructions will not entitle the undersigned to interest or other compensation in addition to the amounts to which the undersigned is entitled pursuant to the Offer.

        Any Deposited BPO Common Shares that are not taken up and paid for by the Offerors under the Offer for any reason will be returned, at the Offerors' expense, to the depositing Shareholder as soon as practicable after the Expiry Time or withdrawal of the Offer, by either (a) sending certificates representing the BPO Common Shares not purchased by first class mail to the address of the depositing Shareholder specified in this Letter of Transmittal or, if such name or address is not so specified, in such name and to such address as shown on the securities registers maintained by or on behalf of BPO, or (b) in the case of BPO Common Shares deposited by book-entry transfer of such BPO Common Shares pursuant to the procedures set out in Section 3 of the Offer and Circular, "Manner of Acceptance — Acceptance by Book-Entry Transfer", crediting such BPO Common Shares to the depositing Shareholder's account maintained with CDS or DTC, as applicable.

        The undersigned agrees that all questions as to validity, form, eligibility (including timely receipt) and acceptance of any BPO Common Shares deposited pursuant to the Offer and the propriety of the completion and execution of this Letter of Transmittal and (if applicable) the Notice of Guaranteed Delivery will be determined by the Offerors in their sole discretion and that such determinations will be final and binding and acknowledges that: (i) the Offerors reserve the absolute right to reject any and all deposits of BPO Common Shares that the Offerors determine not to be in proper form or that may be unlawful to accept under the laws of any jurisdiction, (ii) the Offerors reserve the absolute right to waive any defects or irregularities in the deposit of any BPO Common Shares, (iii) there shall be no duty or obligation of the Offerors or the Depositary or any other person to give notice of any defect or irregularity in any deposit and no liability shall be incurred by any of them for failure to give such notice, (iv) the Offerors' interpretation of the terms and conditions of the Offer and Circular, this Letter of Transmittal and (if applicable) the Notice of Guaranteed Delivery shall be final and binding, and (v) the Offerors reserve the right to permit the Offer to be accepted in a manner other than as set forth in the Offer.

        The undersigned also understands and acknowledges that under no circumstances will interest accrue or any amount be paid by the Offerors or the Depositary to any person on the purchase price of any Deposited BPO Common Shares purchased by the Offerors, regardless of any delay in making such payment.

        Shareholders will not be required to pay any fee or commission if they accept the Offer by depositing their BPO Common Shares directly with the Depositary, or if they make use of the services of a soliciting dealer group comprised of members of The Investment Industry Regulatory Organization of Canada and members of Canadian stock exchanges, to accept the Offer.

        By reason of the use by the undersigned of an English language form of Letter of Transmittal, the undersigned shall be deemed to have required that any contract evidenced by the Offer as accepted through this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l'usage d'une lettre d'envoi en langue anglaise par le soussigné, le soussigné est réputé avoir requis que tout contrat attesté par l'offre et son acceptation par cette lettre d'envoi, de même que tous les documents qui s'y rapportent, soient rédigés exclusivement en langue anglaise.

 SHAREHOLDER INFORMATION AND INSTRUCTIONS

Before signing this Letter of Transmittal, please review carefully and complete the following boxes, as appropriate.

BLOCK A REGISTRATION AND PAYMENT INSTRUCTIONS (See Instructions 3 and 4) ISSUE CHEQUE/OFFERED UNITS IN THE NAME OF: (please print or type)

(Name)

(Street Address and Number)

(City and Province/State)

(Country and Postal/(Zip) Code)

(Telephone — Business Hours)

(Tax Identification or Social Insurance or Social Security Number)

(E-mail Address)

BLOCK B DELIVERY INSTRUCTIONS (See Instructions 3 and 4) SEND CHEQUE/OFFERED UNITS (Unless BLOCK C is checked) TO: (please print or type)
☐ Same as address in Block A or to:

(Name)

(Street Address and Number)

(City and Province/State)

(Country and Postal/(Zip) Code)

(Telephone — Business Hours)

(Tax Identification or Social Insurance or Social Security Number)

(E-mail Address)

BLOCK C SPECIAL PICK-UP INSTRUCTIONS
☐ HOLD CHEQUE/OFFERED UNITS FOR PICK-UP AT THE OFFICE OF THE DEPOSITARY WHERE THIS LETTER OF TRANSMITTAL IS DEPOSITED

BLOCK D STATUS AS U.S. SHAREHOLDER
TO BE COMPLETED BY ALL SHAREHOLDERS BY SELECTING ONE BOX BELOW (See Instruction 8)
Indicate whether you are a U.S. Shareholder or are acting on behalf of a U.S. Shareholder:
☐ The person signing on Block F represents that it is not a U.S. Shareholder and is not acting on behalf of a U.S. Shareholder.
☐ The person signing on Block F is a U.S. Shareholder or is acting on behalf of a U.S. Shareholder.

A "U.S. Shareholder" is any holder of BPO Common Shares that is either (A) providing an address in Block A or B that is located within the United States or any territory or possession thereof or (B) a U.S. person for U.S. federal income tax purposes. A Shareholder is a U.S. person for U.S. federal income tax purposes if the Shareholder is: (A) an individual citizen or resident of the United States as determined for U.S. federal income tax purposes (including a U.S. resident alien); (B) a corporation, partnership, company or association created or organized in the United States or under the laws of the United States or any state or the District of Columbia; (C) an estate, the income of which is subject to U.S. federal income tax regardless of its source; or (D) a trust if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons have the authority to control all substantial decisions of the trust; or (ii) such trust has a valid election in effect to be treated as a U.S. person for U.S. federal income tax purposes.

To avoid U.S. backup withholding, if you are a U.S. Shareholder or acting on behalf of a U.S. Shareholder, you must duly complete and timely return to the Depositary the enclosed IRS Form W-9 (see page 15 of this Letter of Transmittal) or, in certain circumstances, another withholding tax certificate indicating that you are exempt from backup withholding. If you are a U.S. Shareholder but you are not a U.S. person for U.S. federal income tax purposes, then you must complete the appropriate IRS Form W-8 to avoid backup withholding. If you require an IRS Form W-8, please contact the Depositary. You can find more information in Instruction 8, "Important Tax Information For U.S. Shareholders".

BLOCK E DEPOSIT PURSUANT TO NOTICE OF GUARANTEED DELIVERY
☐ CHECK HERE IF BPO COMMON SHARES ARE BEING DEPOSITED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING: (please print or type)
Name of Registered Holder:
Date of Execution of Notice of Guaranteed Delivery:
Window Ticket Number (if any):
Name of Institution which Guaranteed Delivery:

BLOCK F SHAREHOLDER SIGNATURE AND SIGNATURE GUARANTEE
By signing below, the undersigned expressly agrees to the terms and conditions set forth above.

This Letter of Transmittal must be signed below by the registered Shareholder(s) exactly as name(s) appear(s) on the certificates representing the Deposited BPO Common Shares, or on a security position listing or by person(s) authorized to become registrant holder(s) by certificates and documents transmitted herewith, or, pursuant to Instruction 5, by a fiduciary or authorized representative.

Signature guaranteed by (if required under Instruction 4):	Dated:

Authorized Signature of Guarantor	Signature of Shareholder or Authorized Representative (see Instructions 3, 4 and 5 below)

Name of Guarantor (please print or type)	Name of Shareholder or Authorized Representative (please print or type)

Address of Guarantor (please print or type)	Daytime telephone number and facsimile number of Shareholder or Authorized Representative

Tax Identification, Social Insurance or Social Security Number

Form W-9 (Rev. August 2013) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.

Print or type
See Specific Instructions on page 2.

Name (as shown on your income tax return)

Business name/disregarded entity name, if different from above

Check appropriate box for federal tax classification:					Exemptions (see instructions):
☐ Individual/sole proprietor	☐ C Corporation	☐ S Corporation	☐ Partnership	☐ Trust/estate
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) >					Exempt payee code (if any) Exemption from FATC reporting code (if any)
☐ Other (see instructions) >

Address (number, street, and apt. or suite no.)

City, state, and ZIP code

List account number(s) here (optional)

  Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the "Name" line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Social security number
	[]	[]	[] -	[]	[] -	[]	[]	[]	[]
Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.
Employer identification number

	[]	[] -	[]	[]	[]	[]	[]	[]	[]

  Part II Certification

Under penalties of perjury, I certify that:
1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3.	I am a U.S. citizen or other U.S. person (defined below), and
4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATC reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person >	Date >

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. The IRS has created a page on IRS.gov for Information about Form W-9 at www.irs.gov./w9. Information about any future developments affecting Form W-9 (such as legislation enacted after we release it) will be posted on that page.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, payments made to you in settlement of payment card and third party network transactions, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1.
Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),
2.
Certify that you are not subject to backup withholding, or

3.
Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4.
Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATC reporting, is correct.

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

•
An individual who is a U.S. citizen or U.S. resident alien,

•
A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

•
An estate (other than a foreign estate), or

•
A domestic trust (as defined in Regulations section 301.7701-7).

Form W-9 (Rev. 8-2013)	Page 2

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

•
In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity,

•
In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust, and

•
In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515. Withholding of Tax on Nonresidential Aliens and Foreign Entities.)

Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1.
The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2.
The treaty article addressing the income.

3.
The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4.
The type and amount of income that qualifies for the exemption from tax.

5.
Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1.
You do not furnish your TIN to the requester,

2.
You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3.
The IRS tells the requester that you furnished an incorrect TIN,

4.
The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5.
You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships on page 1.

What is FATCA reporting? The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign institution to report all United States account Holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from the FATCH reporting code on page 3 and the instructions for the Requestor of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name/disregarded entity name" line.

Partnership, C Corporation, or S Corporation. Enter the entity's name on the "Name" line and any business, trade, or "doing business as (DBA) name" on the "Business name/disregarded entity name" line.

Form W-9 (Rev. 8-2013)	Page 3

Disregarded entity. For U.S. federal tax purposes, an entity that is disregards as an entity separate from its owner is treaded as a "disregarded entity." See Regulation section 301.7701-2(c)(2)(iii). Enter the owner's name on the "Name" line. The name of the entity entered on the "Name" line should never be a disregarded entity. The name on the "Name" line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a owner that is a U.S. person, the U.S. owner's name is required to be provided on the "Name" line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on the "Business name/disregarded entity name" line. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a form W-9. This is the case even if the foreign person has a U.S. TIN.

Note. Check the appropriate box for the U.S. federal tax classification of the person whose name is entered on the "Name" line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the "Name" line is an LLC, check the "Limited liability company" box only and enter the appropriate code for the U.S. federal tax classification in the space provided. If you are an LLC that is treated as a partnership for U.S. federal tax purposes, enter "P" for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter "C" for C corporation or "S" for S corporation, as appropriate. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the "Name" line) is another LLC that is not disregarded for U.S. federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the "Name" line.

Other entities. Enter your business name as shown on required U.S. federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name/ disregarded entity name" line.

Exemptions

If you are exempt from backup withholding, enter into the Exemptions Box, any code(s) that may apply to you. See Exempt payee code and Exemption from FATCA reporting code on page 3.

Exempt payee code. Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1 — An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2 — The United States or any of its agencies or instrumentalities

3 — A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

4 — A foreign government or any of its political subdivisions, agencies, or instrumentalities

5 — A corporation

6 — A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States

7 — A futures commission merchant registered with the Commodity Futures Trading Commission

8 — A real estate investment trust

9 — An entity registered at all times during the tax year under the Investment Company Act of 1940

10 — A common trust fund operated by a bank under section 584(a)

11 — A financial institution

12 — A middleman known in the investment community as a nominee or custodian

13 — A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .

Interest and dividend payments	All exempt payees except for 7

Broker transactions

Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.

Barter exchange transactions and patronage dividends	Exempt payees 1 through 4

Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]

Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

1
See Form 1099-MISC, Miscellaneous Income, and its instructions.

2
However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Exemptions from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements.

A — An organization exempt from tax under section 501(a), or any individual retirement plan as defined in section 7701(a)(37)

B — The United States or any of its agencies or instrumentalities

C — A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

D — A corporation the stock of which is regularly traded on one or more established securities markets, as described in Reg. section 1.1472-1(c)(1)(i)

E — A corporation that is a member of the same expanded affiliated group as a corporation described in Reg. section 1.1472-1(c)(1)(i)

F — A dealer in securities, commodities or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such for the laws of the United States or any state

G — A real estate invest trust

H — A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I — A common trust fund as defined under section 584(a)

J — A bank as defined in section 581

K — A broker

L — A trust exempt from tax under section 664 or described in section 4947(a)(1)

M — A tax exempt trust under a section 403(b) plan or section 457(g) plan

Form W-9 (Rev. 8-2013)	Page 4

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4 or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the "Name" line must sign. Exempt payees, see Exempt Payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1.
Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983.    You must give your correct TIN, but you do not have to sign the certification.

2.
Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983.    You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3.
Real estate transactions.    You must sign the certification. You may cross out item 2 of the certification.

4.
Other payments.    You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).
5.
Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions.    You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:			Give name and SSN of:

1.	Individual		The individual
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor[2]
4.	a.	The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5.	Sole proprietorship or disregarded entity owned by an individual		The owner[3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))		The grantor*

For this type of account:			Give name and EIN of:

7.	Disregarded entity not owned by an individual		The owner
8.	A valid trust, estate, or pension trust		Legal entity[4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553		The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization		The organization
11.	Partnership or multi-member LLC		The partnership
12.	A broker or registered nominee		The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments		The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))		The trust

1
List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

2
Circle the minor's name and furnish the minor's SSN.

3
You must show your individual name and you may also enter your business or "DBA" name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

Form W-9 (Rev. 8-2013)	Page 5

4
List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

*Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

•
Protect your SSN,

•
Ensure your employer is protecting your SSN, and

•
Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealth and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

 INSTRUCTIONS

1.     Use of Letter of Transmittal

  (a)
  This Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, with the signature(s) guaranteed if required by Instruction 4 below, together with accompanying certificate(s) representing the Deposited BPO Common Shares and all other documents required by the terms of the Offer and this Letter of Transmittal must be physically received by the Depositary at its offices specified on the back page of this Letter of Transmittal at or prior to 11:59 p.m. (local time) on     •    , 2014, the Expiry Time, unless the Offer is extended or withdrawn or unless the procedure for guaranteed delivery set out in Instruction 2 below is used.

  (b)
  The method used to deliver this Letter of Transmittal, any accompanying certificate(s) representing Deposited BPO Common Shares, and all other required documents is at the option and risk of the Shareholder depositing these documents and delivery will be deemed effective only when such documents are actually received by the Depositary at its offices specified on the back page hereof. The Offerors recommend that the necessary documentation be delivered by hand to the Depositary and that a receipt be obtained or, if mailed, that registered mail, with return receipt requested, be used and that proper insurance be obtained. It is suggested that any such mailing be made sufficiently in advance of the Expiry Time to permit delivery to the Depositary at or prior to the Expiry Time. Delivery will only be effective upon physical receipt by the Depositary at its offices specified on the back page hereof.

        Persons whose BPO Common Shares are registered in the name of an investment advisor, stockbroker, bank, trust company or other nominee should contact such nominee for assistance if they wish to accept the Offer in order to take the necessary steps to be able to deposit such BPO Common Shares under the Offer. Intermediaries likely have established tendering cut-off times that are up to 48 hours prior to the Expiry Time. Shareholders must instruct their brokers or other intermediaries promptly if they wish to tender.

2.     Procedure for Guaranteed Delivery

        If a Shareholder wishes to accept the Offer and either: (i) the certificate(s) representing such Shareholder's BPO Common Shares are not immediately available; or (ii) such Shareholder cannot deliver the certificate(s) and Letter of Transmittal to the Depositary by the Expiry Time, those BPO Common Shares may nevertheless be tendered to the Offer provided that all of the following conditions are met:

  (a)
  such tender is made only at the principal office of the Depositary in Toronto, Ontario, by or through an Eligible Institution (as defined below);

  (b)
  a Notice of Guaranteed Delivery (printed on GREEN paper) (or a manually signed facsimile thereof), properly completed and duly executed, including a guarantee to deliver by an Eligible Institution in the form set out in the Notice of Guaranteed Delivery, is received by the Depositary at its principal office in Toronto, Ontario, at or before the Expiry Time; and

  (c)
  the certificate(s) representing the Deposited BPO Common Shares, in proper form for transfer, together with a properly completed and duly signed Letter of Transmittal (or a manually signed facsimile thereof), relating to such BPO Common Shares, with signatures guaranteed if so required in accordance with the Letter of Transmittal, and all other documents required by such Letter of Transmittal, are received at the Toronto, Ontario, office of the Depositary by 5:00 p.m. Eastern Time on the third trading day on the TSX after the date on which the Expiry Time occurs.

        The Notice of Guaranteed Delivery may be delivered by hand or couriered or transmitted by facsimile or mailed to the Depositary only at its principal office in Toronto, Ontario, and must include a signature guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery. Delivery of the Notice of Guaranteed Delivery and the Letter of Transmittal and accompanying certificate(s) and other required documents to any office other than the Toronto, Ontario office of the Depositary does not constitute delivery for the purpose of satisfying the guaranteed delivery.

        An "Eligible Institution" means a Canadian Schedule I chartered bank, a member of the Securities Transfer Agents Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP), acceptable to the Depositary. Members of these programs are usually members of a recognized stock exchange in Canada and/or the United States, members of the Investment Industry Regulatory Organization of Canada, members of the Financial Industry Regulatory Authority, Inc. or banks or trust companies in Canada or the United States.

3.     Signatures

        This Letter of Transmittal must be completed and executed by the Shareholder accepting the Offer described above or by such Shareholder's duly authorized representative (in accordance with Instruction 5).

  (a)
  If this Letter of Transmittal is signed by the registered holder(s) of the accompanying certificate(s) representing the Deposited BPO Common Shares, such signature(s) on this Letter of Transmittal must correspond exactly with the name(s) as registered or, if applicable, as written on the face of such certificate(s) representing the Deposited BPO Common Shares, in either case, without any change whatsoever, and any such certificate(s) need not be endorsed. If any Deposited BPO Common Shares are owned of record by two or more joint holders, all such holders must sign this Letter of Transmittal.

  (b)
  If this Letter of Transmittal is executed by a person other than the registered holder(s) of the Deposited BPO Common Shares, or if the Offered Units and/or cheque(s) is (are) to be issued or delivered to a person other than the registered holder(s), or if the certificate(s) representing BPO Common Shares in respect of which the Offer is not being accepted is (are) to be returned to a person other than such registered holder(s) or sent to an address other than the address of the registered holder(s) shown on the securities register maintained by or on behalf of BPO:

  (i)
  the accompanying certificate(s) must be endorsed or be accompanied by an appropriate share transfer power of attorney, in either case, duly and properly completed by the registered holder(s);

  (ii)
  the signature(s) on the endorsement panel or share transfer power of attorney must correspond exactly to the name(s) of the registered holder(s) as registered or as appearing on the face of the certificate(s); and

  (iii)
  such signature(s) must be guaranteed by an Eligible Institution, or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).

4.     Guarantee of Signatures

        If this Letter of Transmittal is executed by a person other than the registered holder(s) of the Deposited BPO Common Shares, or in the circumstances set out in Instruction 3(b), such signatures must be guaranteed by an Eligible Institution, or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).

5.     Fiduciaries, Representatives and Authorizations

        Where this Letter of Transmittal or any share certificate or share transfer power of attorney is executed by a person acting as an executor, administrator, trustee, guardian, or on behalf of a corporation, partnership or association or is executed by any other person acting in a representative or fiduciary capacity, such person should so indicate when signing and this Letter of Transmittal must be accompanied by satisfactory evidence of such person's authority to act. The Offerors or the Depositary, at their sole discretion, may require additional evidence of authority or additional documentation.

6.     Delivery Instructions

        If any cheque(s) or certificate(s) representing Offered Units is (are) to be sent to or, in respect of partial deposits of BPO Common Shares, certificates representing BPO Common Shares are to be returned to, someone at an address other than the address of the Shareholder as it appears in Block A on this Letter of Transmittal, entitled "Payment Instructions", then Block B on this Letter of Transmittal, entitled "Delivery Instructions", should be completed. If Block B is not completed, any cheque(s) or certificates representing Offered Units will be mailed to the depositing Shareholder at the address of such Shareholder as it appears in Block A or, if no address is provided in Block A, then they will be mailed to the address of such Shareholder as it appears on the securities register maintained by or on behalf of BPO. Any cheque(s) or certificates representing Offered Units mailed in accordance with the terms of the Offer and this Letter of Transmittal will be deemed to be delivered at the time of mailing.

7.     Partial Deposits

        If less than the total number of BPO Common Shares evidenced by any certificate(s) submitted are to be deposited, fill in the number of BPO Common Shares to be deposited in the appropriate space in Box 1, entitled "Description of BPO Common Shares Deposited Under the Offer" on this Letter of Transmittal. In such case, new certificate(s) for the number of BPO Common Shares not deposited will be sent to the registered holder unless otherwise provided as soon as practicable after the Expiry Time. The total number of BPO Common Shares evidenced by all certificates delivered will be deemed to have been deposited unless otherwise indicated. Note that this Instruction is not applicable to Shareholders who deposit their BPO Common Shares by book-entry transfer.

8.     Important Tax Information for U.S. Shareholders

        TO ENSURE COMPLIANCE WITH IRS CIRCULAR 230, SHAREHOLDERS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF U.S. FEDERAL TAX ISSUES CONTAINED OR REFERRED TO IN THIS LETTER OF TRANSMITTAL OR ANY DOCUMENT REFERRED TO HEREIN IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE RELIED UPON, BY SHAREHOLDERS FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON THEM UNDER THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED; (B) SUCH DISCUSSION IS WRITTEN FOR USE IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) SHAREHOLDERS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM THEIR OWN TAX ADVISORS.

        The following does not constitute a summary of the tax consequences of the Offer and Shareholders should review the discussion in Section 26 of the Offer and Circular, "Material United States Federal Income Tax Consequences" and consult with their own tax advisors regarding the tax consequences of the Offer.

        U.S. federal income tax law generally requires a U.S. Shareholder (as defined above in Block D) who receives cash payments in exchange for BPO Common Shares pursuant to the Offer to provide the Depositary with his, her or its correct Taxpayer Identification Number ("TIN") or Employer Identification Number ("EIN"), which, in the case of a U.S. Shareholder who is an individual, is generally the individual's social security number. If the Depositary is not provided with the correct TIN or EIN or an adequate basis for an exemption, as the case may be, such U.S. Shareholder may be subject to penalties imposed by the IRS and backup withholding in an amount equal to 28% of the gross cash proceeds of any payment received hereunder. If withholding results in an overpayment of taxes, a refund may be obtained by such U.S. Shareholder by filing a U.S. tax return and complying with all other necessary requirements.

        To prevent backup withholding, each U.S. Shareholder that is a U.S. person (as defined above in Block D) must provide the Depositary with his, her or its correct TIN or EIN by duly completing IRS Form W-9 in accordance with the instructions attached thereto (the "W-9 Instructions"), which requires such U.S. Shareholder to certify under penalty of perjury: (a) that the TIN provided is correct (or that such U.S. Shareholder is awaiting a TIN); (b) that (i) the U.S. Shareholder is exempt from backup withholding; (ii) the U.S. Shareholder has not been notified by the IRS that it is subject to backup withholding as a result of a failure to report all interest or dividends; or (iii) the IRS has notified the U.S. Shareholder that it is no longer subject to backup withholding; (c) that the U.S. Shareholder is a U.S. person (as defined above in Block D); and (d) that any FATCA exemption codes entered on such form are correct.

        Certain exempt holders are not subject to either backup withholding or FATCA reporting or both. To prevent possible erroneous backup withholding, an exempt holder must enter its correct TIN on IRS Form W-9, enter the appropriate exempt payee code, and sign and date the form. For more details on backup withholding or FATCA reporting, see the W-9 Instructions.

        If a U.S. Shareholder does not have a TIN, such U.S. Shareholder should: (a) consult the W-9 Instructions for instructions as to how to apply for a TIN; (b) write "Applied For" in the space for the TIN in Part I of IRS

Form W-9; and (c) sign and date IRS Form W-9. The Depositary may withhold on all payments made prior to the time a properly certified TIN is provided to it. A U.S. Shareholder who writes "Applied For" in Part I of IRS Form W-9 should furnish the Depositary with such U.S. Shareholder's TIN as soon as it is received. In such case, the Depositary may withhold 28% of the gross proceeds of any payment made to such U.S. Shareholder prior to the time a properly certified TIN is provided to the Depositary, and if the Depositary is not provided with a TIN within sixty (60) days, such amounts will be paid over to the IRS.

        If IRS Form W-9 is not applicable to a U.S. Shareholder because such U.S. Shareholder is not a U.S. person for United States federal tax purposes, such U.S. Shareholder will instead need to submit to the Depositary an appropriate and properly completed IRS Form W-8, signed under penalty of perjury, to avoid backup withholding. An appropriate IRS Form W-8 may be obtained from the Depositary. Such forms are also available on the IRS website at www.irs.gov.

        A U.S. SHAREHOLDER WHO FAILS TO PROPERLY COMPLETE AND TIMELY SUBMIT AN IRS FORM W-9 OR, WHERE APPLICABLE, THE APPROPRIATE IRS FORM W-8, MAY BE SUBJECT TO BACKUP WITHHOLDING OF 28% OF ANY CASH PAYMENT MADE TO SUCH U.S. SHAREHOLDER PURSUANT TO THE OFFER AND MAY BE SUBJECT TO PENALTIES. BACKUP WITHHOLDING IS NOT AN ADDITIONAL U.S. FEDERAL INCOME TAX. RATHER, ANY AMOUNTS WITHHELD UNDER THE BACKUP WITHHOLDING RULES WILL BE ALLOWED AS A REFUND OR CREDIT AGAINST SUCH U.S. SHAREHOLDER'S U.S. FEDERAL INCOME TAX LIABILITY, PROVIDED THE REQUIRED INFORMATION IS TIMELY FURNISHED TO THE IRS. IF BACKUP WITHHOLDING RESULTS IN AN OVERPAYMENT OF TAXES, A REFUND MAY BE OBTAINED BY FILING A U.S. TAX RETURN AND COMPLYING WITH ALL OTHER NECESSARY REQUIREMENTS. THE DEPOSITARY CANNOT REFUND AMOUNTS WITHHELD BY REASON OF BACKUP WITHHOLDING.

        SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO (A) THE APPLICABILITY OF THE BACKUP WITHHOLDING AND INFORMATION REPORTING REQUIREMENTS TO THEM AND (B) THE PROPER COMPLETION OF THE ENCLOSED IRS FORM W-9 OR THE APPROPRIATE IRS FORM W-8.

9.     Currency of Payment

        All cash amounts payable under the Offer will be paid in U.S. dollars. However, Shareholders can also elect to receive payment of the cash to which they are entitled under the Offer in Canadian dollars by checking the box set out above in Box 3, Choice A or Box 3, Choice B of this Letter of Transmittal, as the case may be, in which case each such Shareholder will have acknowledged and agreed that the exchange rate for one U.S. dollar expressed in Canadian dollars will be based on the exchange rate available to the Depositary at its typical banking institution on the date the funds are converted. A Shareholder electing to receive payment of the cash to which it is entitled under the Offer made in Canadian dollars will have further acknowledged and agreed that any change to the currency exchange rates of the United States or Canada will be at the sole risk of such Shareholder. The Depositary may receive a fee from its banking institution for referring foreign exchange transactions to it.

10.   Miscellaneous

  (a)
  If the space in Box 1 of this Letter of Transmittal is insufficient to list all certificates for Deposited BPO Common Shares, additional certificate numbers and number of Deposited BPO Common Shares may be included on a separate signed list affixed to this Letter of Transmittal.

  (b)
  If Deposited BPO Common Shares are registered in different forms (e.g. "John Doe" and "J. Doe"), a separate Letter of Transmittal should be signed for each different registration.

  (c)
  No alternative, conditional or contingent deposits will be accepted and no fractional BPO Common Shares will be purchased. All depositing Shareholders, by execution of this Letter of Transmittal (or manually signed facsimile thereof), waive any right to receive any notice of the acceptance of Deposited BPO Common Shares for payment, except as required by applicable Laws.

  (d)
  The Offer and all contracts resulting from acceptance thereof shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

    Each party to any agreement resulting from the acceptance of the Offer unconditionally and irrevocably attorns to the exclusive jurisdiction of the courts of the Province of Ontario and all courts competent to hear appeals therefrom.

  (e)
  The Offerors will not pay any fees or commissions to any stockbroker, dealer or other person for soliciting deposits of BPO Common Shares under the Offer, other than to the Depositary, except as otherwise set out in the accompanying Offer and Circular.

  (f)
  Before completing this Letter of Transmittal, you are urged to read the accompanying Offer and Circular.

  (g)
  All questions as to the validity, form, eligibility (including, without limitation, timely receipt) and acceptance of any BPO Common Shares deposited under the Offer will be determined by the Offerors in their sole discretion. Depositing Shareholders agree that such determination will be final and binding. The Offerors reserve the absolute right to reject any and all deposits that they determine not to be in proper form or that may be unlawful to accept under the laws of any jurisdiction. The Offerors reserve the absolute right to waive any defects or irregularities in the deposit of any BPO Common Shares. There shall be no duty or obligation of the Offerors and the Depositary or any other person to give notice of any defects or irregularities in any deposit and no liability shall be incurred or suffered by any of them for failure to give any such notice. The Offerors' interpretation of the terms and conditions of the Offer and Circular, this Letter of Transmittal, the Notice of Guaranteed Delivery and any other related documents will be final and binding. The Offerors reserve the right to permit the Offer to be accepted in a manner other than that set out in the Offer and Circular.

  (h)
  Additional copies of the Offer and Circular, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained without charge on request from the Depositary at its address specified in this Letter of Transmittal.

11.   Lost Certificates

        If a certificate representing BPO Common Shares has been lost or destroyed, this Letter of Transmittal should be completed as fully as possible and forwarded, together with a letter describing the loss and providing your telephone number, to the Depositary at its office specified in this Letter of Transmittal. The Depositary will forward such letter to BPO's registrar and transfer agent so that the registrar and transfer agent may provide replacement instructions. If a certificate representing BPO Common Shares has been lost, destroyed, mutilated or mislaid, the foregoing action must be taken sufficiently in advance of the Expiry Time in order to obtain a replacement certificate in sufficient time to permit the BPO Common Shares represented by the replacement certificate to be deposited under the Offer prior to the Expiry Time.

12.   Privacy Notice

        The Depositary is committed to protecting your personal information. In the course of providing services to you and its corporate clients, the Depositary receives non-public personal information about you from transactions performed by the Depositary for you, forms you send to the Depositary, other communications the Depositary has with you or your representatives, etc. This information could include your name, address, social insurance number, securities holdings and other financial information. The Depositary uses this to administer your account, to better serve your and its clients' needs and for other lawful purposes relating to its services. Some of your information may be transferred to servicers in the U.S. for data processing and/or storage. The Depositary will use the information you are providing in order to process your request and will treat your signature(s) as your consent to us so doing.

13.   Assistance

        Questions or requests for assistance in accepting the Offer, completing this Letter of Transmittal and depositing the BPO Common Shares with the Depositary may be directed to the Depositary or the Information Agent. Their contact details are provided at the end of this document. Shareholders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Offer.

The Depositary for the Offer is:
CST Trust Company

By Registered Mail, by Hand or by Courier
Attention: Corporate Actions
320 Bay Street, Basement Level (B1)
Toronto, ON M5H 4A6

By Mail
P.O. Box 1036
Adelaide Street Postal Station
Toronto, ON M5C 2K4

North American Toll Free Phone: 1-800-387-0825
E-mail: inquiries@canstockta.com
 Outside North America, Banks and Brokers Call Collect: 416-682-3860

The Information Agent for the Offer is:
CST Phoenix Advisors, a division of CST Trust Company

North American Toll Free Phone: 1-866-822-1245
Banks, Brokers and collect calls: 201-806-2222
Email: inquiries@phoenixadvisorscst.com

Any questions or requests for assistance or additional copies of this document and related Offer documents may be directed by Shareholders to the Depositary or the Information Agent at their respective telephone numbers and locations set out above. Shareholders whose BPO Common Shares are registered in the name of an investment advisor, stockbroker, bank, trust company or other nominee should immediately contact that nominee for assistance in depositing their BPO Common Shares.

QuickLinks

  Exhibit 99.2
SHAREHOLDER INFORMATION AND INSTRUCTIONS
INSTRUCTIONS